SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2007

TITAN GLOBAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-32847	87-0433444
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

1700 Jay Ell Drive, Suite 200
Richardson Texas, 75081
(Address of principle executive offices)

(972) 470-9100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2007, Titan Global Holdings, Inc. (the “Company”) exercised its option to acquire 80% of the issued and outstanding capital of USA Detergents, Inc. (“USAD”) in exchange for one dollar ($1.00) pursuant to the Stock Purchase Agreement dated July 30, 2007 by and among the Company, USAD and USAD Metro Holdings, LLC, as amended.

At the closing, USAD entered into Amendment No. 2 to Loan and Security Agreement with GBC Funding, LLC (“GBC”) and issued notes in the aggregate amount of $2,450,000 to GBC.

Simultaneously with the closing of the acquisition, the Company and its subsidiaries entered into a Waiver, Consent and Amendment No. 6 to the Loan and Security Agreement and Amendment No. 7 to Loan and Security Agreement with GBC Funding, LLC. Also, the Company’s wholly owned subsidiary Appalachian Oil Company, Inc. (“Appco”) entered into Amendment No. 1 to Loan and Security Agreement with Greystone Business Credit II, LLC, affiliate of GBC. Titan and its subsidiaries, including, Appco, executed a corporate guaranty guaranteeing the obligations of USAD to GBC Funding, LLC. Similarly, USAD executed a corporate guaranty guaranteeing the obligations of Titan and its subsidiaries, including Appco to Greystone Business Credit II, LLC.

Also, on October 16, 2007, Titan entered into Amendment No. 2 to Stock Pledge Agreement between the GBC, to the Stock Pledge Agreement dated December 29, 2006 to pledge the shares of common stock held by the Company of Titan Card Services, Inc.

Item 7.01 Regulation FD Disclosure.

On October 17, 2007, Titan issued a press release concerning the foregoing matters. A copy of such press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

 Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired
(to be filed by amendment)

(b) Pro Forma Financial Information
(to be filed by amendment)
Exhibit Number	Description

10.1	Stock Purchase Agreement dated as of July 30, 2007 by and among Titan Global Holdings, Inc., USA Detergents, Inc., USAD Metro Holdings, LLC and Uri Evan.

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10.2	Amendment to Stock Purchase Agreement dated as of October 17, 2007 by and among Titan Global Holdings, Inc., USA Detergents, Inc., USAD Metro Holdings, LLC and Uri Evan.

10.3	Amendment No. 2 to Loan and Security Agreement dated as of October 16, 2007 by and between USA Detergents, Inc. and GBC Funding, LLC.

10.4	Amendment No. 1 to Loan dated as of October 16, 2007 by and between Appalachian Oil Company, Inc., Greystone Business Credit II, L.L.C.

10.5
Waiver, Consent and Amendment No.6 to Loan and Security Agreement dated as of October 16, 2007 by and among, Titan Global Holdings, Inc., Titan PCB West, Inc. Titan TCB East, Inc., Oblio Telecom, Inc., Titan Wireless Communications, Inc., Start Talk, Inc., Pinless, Inc. Titan Card Services, Inc. and GBC Funding, LLC.

10.6
Amendment No.7 to Loan and Security Agreement dated as of October 16, 2007 by and among, Titan Global Holdings, Inc., Titan PCB West, Inc. Titan TCB East, Inc., Oblio Telecom, Inc., Titan Wireless Communications, Inc., Start Talk, Inc., Pinless, Inc. Titan Card Services, Inc. and GBC Funding, LLC.

10.7	Corporate Guaranty executed by USA Detergents, Inc.

10.8
Corporate Guaranty executed by 2007 by Titan Global Holdings, Inc., Titan PCB West, Inc. Titan TCB East, Inc., Oblio Telecom, Inc., Titan Wireless Communications, Inc., Start Talk, Inc., Pinless, Inc. Titan Card Services, Inc.

10.9	Amendment No. 2 to Stock Pledge Agreement dated October 16, 2007 between Titan Global Holdings, Inc. and GBC Funding, LLC.

99.1	Press Release dated October 17, 2007

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SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TITAN GLOBAL HOLDINGS, INC.

By:	/s/ Bryan Chance
Bryan Chance Chief Executive Officer

Date: October 22, 2007

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